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                                                                     EXHIBIT 4.2


WSS                           [WEB SIDE STORY LOGO]


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
THIS CERTIFICATE IS TRANSFERABLE      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE       SEE REVERSE FOR CERTAIN DEFINITIONS
 IN CANTON, MA OR NEW YORK, NY                                                                           CUSIP 947685 10 3
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                This Certifies that



                is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

============================== WEBSIDESTORY, INC.===============================

                              CERTIFICATE OF STOCK

   TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRANT.

WITNESS THE [ILLEGIBLE] SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OR ITS DULY AUTHORIZED OFFICERS.

DATED:

                                  [SEAL]          COUNTERSIGNED AND REGISTERED:
                             WEBSIDESTORY, INC.   EQUISERVE TRUST COMPANY, N.A.
                                                  TRANSFER AGENT AND REGISTRAR
                                 CORPORATE                [ILLEGIBLE]
                                   SEAL               AUTHORIZED SIGNATURE
                                   2000
                                 DELAWARE


      [SIGNATURE ILLEGIBLE]                       [SIGNATURE ILLEGIBLE]
SENIOR VICE PRESIDENT AND SECRETARY        PRESIDENT AND CHIEF EXECUTIVE OFFICER
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      The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
 JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-            Custodian
                  ------------         -------------
                     (Cust)               (Minor)

                  under Uniform Gifts to Minors
                  Act
                     -------------------------------
                                  (State)
UNIF TRF MIN ACT-            Custodian (until age     )
                     --------                    -----
                     (Cust)

                             under Uniform Transfers
                     -------
                     (Minor)
                     to Minors Act
                                  ------------------
                                       (State)

    Additional abbreviations may also be used though not in the above list.

For value Received, __________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          Shares
-------------------------------------------------------------------------
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------
                                     X
                                      ------------------------------------------
                                     X
                                      ------------------------------------------

                                      THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME A3 WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                              NOTICE: PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
  ----------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.